SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                              (AMENDMENT NO. 1)

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                                   0-10869



                        Date of Report:  June 1, 1996
                      (Date of Earliest Event Reported)


                       FORT WAYNE NATIONAL CORPORATION
              (Exact name of issuer as specified in its charter)

                            110 West Berry Street
                             Post Office Box 110
                          Fort Wayne, Indiana  46802
                                (219) 426-0555
                   (Address of Principal Executive Office)
                       (Registrant's Telephone Number)


                                   Indiana
                           (State of Incorporation)

                                  35-1502812
                      (IRS Employer Identification No.)






                       This Report contains 2 pages.

     Item 7.   Financial Statement, Pro Forma Financial Information and
Exhibits.

     (a) Financial Statements of Businesses Acquired. In its Current Report on Form 8-K dated June 1, 1996 which was filed on or about June 17, 1996 the Company stated that, pursuant to Item 7(a)(4), as amended effective July 1, 1985, it was impracticable to provide the required financial statements for the acquired business at the time of filing the Form 8-K Current Report. The Company has determined that the financial statements of the significant acquired business previously furnished on pages F-1 to F-26 of the Company's Registration Statement on Form S-4, Registration No. 33-01439 filed with the Securities and Exchange Commission on or about March 5, 1996 are substantially the same as those required in the Form 8-K dated June 1, 1996. Therefore it is not necessary to make an additional report of this information.

     (b) Pro Forma Financial Information. In its Current Report on Form 8-K dated June 1, 1996 which was filed on or about June 17, 1996 the Company stated that, pursuant to Item 7(a)(4), as amended effective July 1, 1985, it was impracticable to provide the required pro forma financial information at the time of filing the Form 8-K Current Report. The Company has determined that the pro forma financial information previously furnished on pages 66 to 72 of the Company's Registration Statement on Form S-4, Registration No.33-01439 filed with the Securities and Exchange Commission on or about March 5, 1996 are substantially the same as those required in the Form 8-K dated June 1, 1996. Therefore it is not necessary to make an additional report of this information.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned officer thereunto duly authorized.

     Dated August 12, 1996.

                                    Registrant

                                    FORT WAYNE NATIONAL CORPORATION

                                    By:   /S/ Stephen R. Gillig

                                    Stephen R. Gillig, Executive Vice
                                    President and Chief Financial Officer



                                        2